Toronto, ON Tel: 1-307-212-4657 Email: info@taminominerals.ca Website: www.taminominerals.ca

TINO OTC MARKETS

Tamino Minerals Inc. engages Executive Industries

Toronto, Canada - "Tamino" or the "Company" -OTC Markets: TINO- December 18, 2020 the company is pleased to announce the engagement of Executive Industries to facilitate the removal of the stop sign on OTC Markets from the company's current information. Executive Industries, a division of Here To Serve Holding Corp. (OTC:HTSC) is going to immediately begin the task of doing the accounting for Tamino Minerals Inc. for the last two years to qualify Tamino for Pink Sheet "current" status. It is Executive's intention to then expedite the company back to audited status and file all the required documents to become a OTCQB listed company. Executive will communicate with all parties on Tamino's behalf including a PCAOB auditor and the securities attorney which are both required to bring Tamino to OTCQB status.

Tamino Minerals will compensate Executive Industries 30 million rule 144 shares to resolve the current stop sign status and do all the necessary work to bring Tamino current. Tamino Minerals will be responsible for payment to the PCAOB auditor and securities attorney that are required to facilitate this move in a timely fashion. Executive Industries www.execindustries.com - is operated by an Accountant, who has a Master's Degree in Accounting with distinction from the Stern School of business at NYU. Executive Industries management has over 60 years of SEC compliance involvement and experience filing 1933 act and 1934 act reporting requirements. Executive Industries is extremely confident this matter will be resolved in a timely fashion. Tamino management will not have to focus on SEC compliance but instead can focus on growing its exploration business.

According to Pedro Villagran-Garcia, CEO of Tamino Minerals, "The company has been moving strategically towards becoming a fully reporting public company. The size of our project portfolio is growing and its great to have a team like Executive Industries to take the weight of paperwork and bureaucracy off of the company so we can focus on growing shareholder value through successful exploration on our properties. The company is firing on all cylinders and will be communicating with shareholders through Press Releases frequently as continued progress is made. Our share price has been reflected by fear that we were facing delisting from the capital markets. That fear can now subside and should reflect in our future stock price."

Company management takes great pride in its potential shareholders and its excited that they will soon be able to perform their proper due diligence.

TAMINO MINERALS, INC.

TAMINO MINERALS INC. is exploring for high-grade gold deposits within a prolific gold producing geologic state, Sonora.

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For additional information regarding this press release please contact Executive Industries - Telephone Number 1-855-4-NICKEL

On behalf of the Board,

Pedro Villagran-Garcia, President & CEO

Tamino Minerals, Inc.

www.taminominerals.ca

For further information, please contact the Company at 1-307-212-4657 or by email at info@taminominerals.ca

Forward Looking Statements

Certain information contained in this press release, including any information as to our strategy, plans or future financial or operating performance and other statements that express management's expectations or estimates of future performance, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are forward-looking statements. The words "believe," "expect," "will," "anticipate," "contemplate," "target," "plan," "continue," "budget," "may," "intend," "estimate," "project" and similar expressions identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.